Loans Receivables	3 Months Ended
Mar. 31, 2023
Loans Receivables [Abstract]
LOANS RECEIVABLES

NOTE 6 — LOANS RECEIVABLES

The Company’s loans receivables portfolio was as follows:-

	As of
	March 31, 2023	December 31, 2022
Mortgage loans	$1,580,150	$1,589,871

Reclassifying as:
Current portion	$517,376	$517,479
Non-current portion	1,062,774	1,072,392
Loans receivables, net	$1,580,150	$1,589,871

The interest rates on loans issued ranged between 9.00% and 10.00% per annum for the three months ended March 31, 2023 and 2022. Mortgage loans and secured by collateral in the pledge of the underlying real estate properties owned by the borrowers.

Mortgage loans are made to either business or individual customers in Hong Kong for a period of 3 to 25 years, which are fully collateralized and closely monitored for counterparty creditworthiness, with such collateral having a fair value in excess of the carrying amount of the loans as of March 31, 2023 and December 31, 2022.

Estimated allowance for credit losses is determined on quarterly basis, in accordance with the CECL model, for general credit risk of the overall portfolio, which is relied on an assessment of specific evidence indicating doubtful collection, historical loss experience, loan balance aging and prevailing economic conditions. If there is an unexpected deterioration of a customer’s financial condition or an unexpected change in economic conditions, including macroeconomic events, the Company will assess the need to adjust the allowance for credit losses. Any such resulting adjustments would affect earnings in the period that adjustments are made.

For the three months ended March 31, 2023 and 2022, there were minimal estimated credit losses for loans.